Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 to the Quarterly Report of Digitiliti, Inc. (the “Registrant”) on Form 10-Q/A for the period ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), we, Roy A. Bauer, President and CEO, and William McDonald, CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 24, 2010	By:	/s/ Roy A. Bauer Roy A. Bauer, CEO and President

Date: September 24, 2010	By:	/s/ William McDonald

William McDonald, CFO